Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Interest expense
Current	$ 83	$ 127
Long-term	192	182
Interest expense	275	309
Interest income	(66)	(98)
Interest expense, net	$ 209	$ 211